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                                                                   EXHIBIT 99.1

              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Four to Loan and Security Agreement (this "Amendment") is entered into as of November 4, 1996, by and among NEOSTAR RETAIL GROUP, INC., operating as a debtor-in-possession, BABBAGE'S, INC., operating as a debtor-in-possession, and SOFTWARE ETC. STORES, INC., operating as a debtor-in-possession (jointly, "Borrowers"), on the one hand, and the financial institutions listed on the signature pages hereof (jointly, "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent for the Lenders ("Agent"), on the other hand.

                                    RECITALS

         A. Borrowers, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of September 16, 1996 (as amended by that certain Interim Amendment to Loan and Security Agreement, dated September 16, 1996, as further amended by Amendment Number Two to Loan and Security Agreement, dated October 2, 1996, and as further amended by Amendment Number Three to Loan and Security Agreement, dated October 18, 1996 (as amended, the "Agreement"). All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         B. Certain Events of Default have occurred under the Agreement by reason of the following acts or omissions:


         (1) Borrowers breached Section 6.11(d) of the Agreement in that they failed to obtain the minimum amount of trade credit by November 2, 1996; and

         (2) a Material Adverse Change has occurred to the business, prospects and operations of Borrowers in that the availability of unsecured credit from Borrowers' suppliers and vendors is materially less than that Borrowers are required to achieve under the terms of the Agreement.


As of the date hereof, these Events of Default (the "Specific Events of Default") remain uncured.

         C. Borrowers acknowledge the existence of the Specific Events of Default and further acknowledge that the Specific Events of Default remain uncured.

         D. Borrowers acknowledge that pursuant to Section 9.1 of the Agreement, Agent and Lenders are authorized to exercise various rights and remedies including, but not limited to, terminating the obligation to advance any additional monies or create any letter of credit obligations to or for the benefit of the Borrowers and/or declaring all Obligations due and payable.

AMENDMENT NUMBER FOUR
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         E.      As a result of the Specific Events of Default, Agent and
Lenders have terminated their obligations to advance any further monies as provided in Section 9.1(b) of the Agreement.

         F. Borrowers, Agent and Lenders desire to provide for terms and conditions upon which Lenders, at their option, may choose to continue to advance money and extend additional credit to Borrowers.

                                   AGREEMENTS

         NOW, THEREFORE, Borrowers, Lenders and Agent hereby amend the Agreement as follows:

         1.      DEFINITIONS.

                 "Approved Budget" means an Operating Budget that has been approved, in whole or in part, by the Required Lenders.

                 "Operating Budget" means a budget forecast of the necessary and essential expenses and expected cash flows for the Borrowers' consolidated operations for the two-week period beginning on Monday of each week through and including Friday of the second following week (i.e., 12 days later). The initial Operating Budget for the period from November 4, 1996 through November 15, 1996, is attached to the Fourth Amendment as Exhibit A.


         2.      AMENDMENTS.

                 (d) Section 6.18 is hereby added to the Agreement to read in its entirety as follows:



                          6.18    WEEKLY REPORTING REQUIREMENTS.  Deliver to
                 Agent: (i) every Friday of each week beginning November 5, 1996, an Operating Budget prepared by Debtor, assisted by Debtors' financial advisors, Price Waterhouse LLP, and (ii) the actual results for the period then ended covered by the then most recently delivered Operating Budget.

         3.      ACKNOWLEDGMENTS OF BORROWERS.

                 (a) Borrowers hereby acknowledge the accuracy of all Recitals included in this Amendment.

                 (b) Borrowers acknowledge that the Agent's and Lenders' obligation to make Advances, issue L/C's, issue L/C Guaranties or extend further credit to or for the benefit of the Borrower has been terminated and that any Advances that the Lenders choose to make or L/C's or L/C Guaranties that the Lenders choose to issue will be made strictly at the option of the Lenders.





AMENDMENT NUMBER FOUR
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                 (c)      Borrowers acknowledge that any Advances that the
Lenders choose to make in the future, either as direct Advances or pursuant to L/C's or L/C Guaranties, will be Obligations under the Agreement and subject to all the terms and conditions in the Agreement.

                 (d) Borrowers acknowledge that no delay on the part of Agent or Lenders in exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any waiver of any right, power or privilege hereunder operate as any indication that Agent or Lenders would waive any right, power or privilege in the future, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder.

         4.      AGREEMENTS OF AGENT AND LENDERS.

                 (a) Subject to the terms and conditions set forth in this Amendment and Borrower's acknowledgments set forth in Section 3, above, and expressly conditioned upon the absence of any additional Events of Default and satisfaction and fulfillment of each of the condition precedent set forth in
Section 7, below, Agent and Lenders agree to forbear from demanding payment in full of the Obligations and to forbear from exercising their rights and remedies under Section 9.1 of the Agreement as a result of the Specific Events of Default for a period beginning on the date of this Agreement and ending on the earliest to occur of the following:

                 (1)      at 5:00 p.m., November 8, 1996;

                 (2) the occurrence of any Material Adverse Change to the lending proposal of Leonard Riggio pertaining to an additional $10,000,000 junior subordinated credit facility and a $10,000,000 junior subordinated letter of credit facility; and

                 (3) any occurrence of an Event of Default other than the Specific Events of Default;

provided, however, that Agent and Lenders do not forbear from exercising their right under Section 9.1(b) to terminate their obligation to extend any further credit from and after the occurrence of the Specific Events of Default. Borrowers acknowledge that nothing in this Fourth Amendment shall be construed as creating any obligation whatsoever on the part of Agent or Lenders to make any further Advances; it being acknowledged that, as a result of the Specific Events of Default, any further Advances are made solely at the option of Agent and the Lenders.

                 (b) The Agent and Lenders agree, solely as among themselves, that unless an objection is made to an Approved Budget and communicated as such to Agent, then each Lender will make the amount of such Lender's Pro Rata Share of advances under an Approved Budget, as indicated on the line item styled "Foothill Advances."





AMENDMENT NUMBER FOUR
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                 (c)      Agent and Lenders approve the initial Operating
Budget attached hereto as Exhibit A as an Approved Budget, but only for the period from Monday, November 4, 1996 through Friday, November 8, 1996, excluding the period from Monday, November 11, 1996 and thereafter.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to the Agent and Lenders that, except for Specific Events of Default, all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         6. NO FURTHER DEFAULTS. Borrowers hereby affirm to the Agent and Lenders that no Event of Default, other than the Specific Events of Default, has occurred and is continuing as of the date hereof.

         7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Agent and Lenders of a copy of this Amendment executed by Borrowers, Agent and Lenders.

         8. COSTS AND EXPENSES. Borrowers shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         9. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         10. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         11. SUCCESSORS AND ASSIGNS. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         12. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         13. WAIVER; MODIFICATION. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF





AMENDMENT NUMBER FOUR
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ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY
AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

         14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except for the Specific Events of Default, all representations and warranties made in the Agreement or any other Loan Document including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by Lenders or the Agent or any closing shall affect the representations and warranties or the right of Lenders and the Agent to rely upon them.

         15. FINAL AGREEMENT. THIS AMENDMENT REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                     NEOSTAR RETAIL GROUP, INC.,
                     a Delaware corporation


                     By:    /s/ OPAL FERRARO
                            ------------------------------------------
                     Title:     Vice President
                            ------------------------------------------



                     BABBAGE'S, INC.,
                     a Texas corporation

                     By:    /s/ OPAL FERRARO
                            -------------------------------------------
                     Title:     Vice President
                            -------------------------------------------


                     SOFTWARE ETC. STORES, INC.
                     a Delaware corporation

                     By:    /s/ OPAL FERRARO
                            -------------------------------------------
                     Title:     Vice President
                            -------------------------------------------






AMENDMENT NUMBER FOUR
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                     FOOTHILL CAPITAL CORPORATION,
                     a California corporation,
                     as Agent and a Lender

                     By: /s/ KURT MARSDEN
                        ------------------------------------------------
                     Title: Assistant Vice President
                          ----------------------------------------------

                     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association

                     By: /s/ WILLIAM E. LIVINGSTONE IV
                        ------------------------------------------------
                     Title: Senior Vice President
                            --------------------------------------------


                     BANKERS TRUST COMPANY,
                     a New York banking corporation

                     By: /s/ MATTHEW SAVITZ
                        ------------------------------------------------
                     Title: Vice President
                            --------------------------------------------


                     GUARANTY FEDERAL BANK F.S.B.,
                     a federal savings bank

                     By: /s/ CHARLES SEBESTA
                       -------------------------------------------------
                     Title: Vice President
                           ---------------------------------------------


                     BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                     A French banking corporation

                     By: /s/ MARK A. HARRINGTON
                        ------------------------------------------------
                     Title: Vice President and Regional Manager
                           ---------------------------------------------


                     By: /s/ PAUL H. DIOURI
                         -----------------------------------------------
                     Title: Assistant Treasurer
                            --------------------------------------------

Exhibit

A - Initial Operating Budget





AMENDMENT NUMBER FOUR
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         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group respecting the obligations of the Borrowers owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (a) its Continuing Guaranty remains in full force and effect; (b) nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Continuing Guaranty; and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                    CHASADA

                     By: /s/ OPAL FERRARO
                        ------------------------------------------------
                     Title: Chairman
                           ---------------------------------------------


                     AUGUSTA ENTERPRISES, INC.

                     By: /s/ OPAL FERRARO
                        ------------------------------------------------
                     Title: Chairman
                           ---------------------------------------------





AMENDMENT NUMBER FOUR
TO LOAN AND SECURITY AGREEMENT - Page 7